Exhibit 10.2.4
November 10, 2021
Marriott International, Inc.
10400 Fernwood Rd,
Bethesda, MD 20817

Re:    Marriott License, Services and Development Agreement for Marriott Projects dated November 19, 2011 – Marriott Bonvoy Track Amendment
Ladies and Gentlemen:
Marriott International, Inc. (“MII”) and Marriott Worldwide Corporation (“MWC”) (together, “Marriott”), and Marriott Vacations Worldwide Corporation (“MVW”) are parties to that certain License, Services and Development Agreement for Marriott Projects dated November 19, 2011 as amended by that certain Amendment to License, Services, and Development Agreement dated February 26, 2018, that certain letter regarding Consent to Limited Marketing Access dated February 26, 2018, and that certain Letter of Acknowledgment (the “Merger Letter Agreement”) regarding MVW’s acquisition of the Vistana Destination Club Business (defined below) dated September 1, 2018 (as may be further amended, collectively, the “MVW License Agreement”), under which Marriott granted MVW the right to operate the Licensed Business in accordance with the terms and conditions of the MVW License Agreement.
Starwood Hotels & Resorts Worldwide, LLC (formerly known as Starwood Hotels & Resorts Worldwide, Inc., “Starwood”), an Affiliate of Marriott, and Vistana Signature Experiences, Inc. (“Vistana”) and ILG, LLC (as successor to ILG, Inc., formerly known as Interval Leisure Group, Inc. (“ILG”)), both Affiliates of MVW, are parties to that certain License, Services and Development Agreement (as amended, the “Vistana License Agreement”) dated effective May 11, 2016 pursuant to which Vistana was granted a license to operate the Licensed Business in accordance with the terms of, and as defined in, the Vistana License Agreement (referred to herein as the “Vistana Destination Club Business”).
Pursuant to the Merger Letter Agreement, Marriott and MVW agreed, among other things, to amend the MVW License Agreement and related agreements to encompass the Sheraton, Westin, The Luxury Collection and St. Regis brands and the Licensed Unbranded Properties (as defined in the Vistana License Agreement). The parties anticipated that the integration and combination of the MVW and Vistana Destination Club Businesses would occur in steps and phases. This Marriott Bonvoy Track Amendment (the “Bonvoy Track Amendment”) is one of a series of amendments that align with such steps and phases and, together with the Merger Letter Agreement, will ultimately be incorporated into the Combination Amendment (as defined in the Merger Letter Agreement). This amendment reflects changes to the MVW License Agreement and the Vistana License Agreement arising from the amendment and restatement of the Rewards Agreement (as defined in the MVW License Agreement) and the inclusion of the Vistana Licensed Business therein. All initially capitalized terms used but not defined herein have the meaning set forth in the MVW License Agreement.
In furtherance thereof and for good and valuable consideration, the parties hereto agree as follows:
1.Effective Date. The effective date of the amendments set forth below is January 1, 2022.
2.Brand Loyalty Program Definitions.
a.The term “Brand Loyalty Programs” as used in the MVW License Agreement is hereby amended and restated as follows:
“Brand Loyalty Programs” means the programs generally used for MHR Hotels that are designed to increase brand loyalty (and consequently market share, length of stay and frequency of usage of such hotels and other branded and affiliated products), and/or any similar, complementary, or successor program. As of [the Effective Date], such programs include “Marriott Bonvoy”.
b.The term “Rewards Agreement” as used in the MVW License Agreement is hereby amended and restated as follows:
“Rewards Agreement” means the Marriott Bonvoy Affiliation Agreement between Marriott International, Inc., Marriott Rewards, LLC, Marriott Vacations Worldwide Corporation, and Marriott Ownership Resorts, Inc. regarding the Brand Loyalty Program dated as of November 10, 2021.
c.The term “Brand Loyalty Programs” as used in the Vistana License Agreement is hereby amended and restated as follows:
“Brand Loyalty Programs” means the programs generally used for the Starwood Lodging Facilities that are designed to increase brand loyalty (and consequently market share, length of stay and frequency of usage of such Hotels and other branded and affiliated products), and/or any similar, complementary or successor program. As of January 1, 2022, such programs include the “Marriott Bonvoy” program and any programs related thereto.
d.The term “SPG Affiliation Agreement” as used in the Vistana License Agreement is hereby amended and restated as follows:
“SPG Affiliation Agreement” means the Marriott Bonvoy Affiliation Agreement between Marriott International, Inc., Marriott Rewards, LLC, Marriott Vacations Worldwide Corporation, and Marriott Ownership Resorts, Inc. regarding the Brand Loyalty Program dated as of November 10, 2021.
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Except to the extent specifically amended, modified or supplemented by this Bonvoy Track Amendment, the MVW License Agreement and Vistana License Agreement remain unchanged and in full force and effect. From and after the effectiveness hereof, each reference in the MVW License Agreement or Vistana License Agreement to “this Agreement,” “hereof”, “hereunder” or words of similar import will be deemed to mean such License Agreement, as so amended, modified or supplemented by this Bonvoy Track Amendment.
Please sign in the space indicated below to indicate the acknowledgment and agreement by Marriott and Starwood with respect to Bonvoy Track Amendment.
Sincerely,
MARRIOTT VACATIONS WORLDWIDE CORPORATION

By: /s/ Ralph Lee Cunningham
Name:    Ralph Lee Cunningham
Title:    Executive Vice President & Chief Operating Officer -Vacation Ownership

MARRIOTT OWNERSHIP RESORTS, INC.

By: /s/ Ralph Lee Cunningham
Name:    Ralph Lee Cunningham
Title:    Executive Vice President & Chief Operating Officer -Vacation Ownership

ILG, LLC

By: /s/ John E. Geller, Jr.
Name: John E. Geller, Jr.
Title:         Manager

VISTANA SIGNATURE EXPERIENCES, INC.

By: /s/ Ralph Lee Cunningham
Name: Ralph Lee Cunningham
Title:      President and Chief Executive Officer

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ACKNOWLEDGED AND AGREED
THIS 10TH DAY OF NOVEMBER, 2021

MARRIOTT INTERNATIONAL, INC.
By: /s/ Timothy Grisius
Name: Timothy Grisius
Title:     Global Real Estate Officer

MARRIOTT WORLDWIDE CORPORATION
By: /s/ Timothy Grisius
Name: Timothy Grisius
Title:     Authorized Signatory

STARWOOD HOTELS & RESORTS WORLDWIDE, LLC
By: /s/ Timothy Grisius
Name: Timothy Grisius
Title:     Authorized Signatory

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